UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2010
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2010, John M. Markovich, Chief Financial Officer, informed EMCORE Corporation (the “Company”) of his intention to resign effective on August 14, 2010. Mr. Markovich is leaving the Company to accept employment with another company.  Subsequent to Mr. Markovich’s departure, Mr. Reuben F. Richards, Jr., Executive Chairman and Chairman of the Board of the Company, will assume the responsibilities of principal financial officer of the Company and will act as its interim Chief Financial Officer. He will work with Company’s finance and accounting staff and oversee the Company's financial operations until a new Chief Financial Officer is hired. To the extent required by Item 5.02(c) of Form 8-K, the information regarding Mr. Richards included in the Company’s Proxy Statement on Schedule 14A for the 2010 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on April 9, 2010) is incorporated by reference herein pursuant to General Instruction B.3 of Form 8-K.  The Company has initiated a search for a new Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: July 27, 2010	By: /s/ Hong Q. Hou, Ph.D. Name: Hong Q. Hou, Ph.D. Title: Chief Executive Officer